PRINCIPAL FREEDOMSM VARIABLE ANNUITY 2

Issued by Principal Life Insurance Company (the “Company”)

Prospectus dated May 1, 2017

This prospectus provides information about the individual flexible premium deferred variable annuity (the “Contract”) and the Principal Life Insurance Company Separate Account B (“Separate Account”) that you, as owner, should know before investing. The prospectus should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information (“SAI”), dated May 1, 2017, which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is a part of this prospectus. The table of contents of the SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or calling: Principal Freedom Variable Annuity 2, Principal Financial Group, P. O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
The Contract described in this prospectus is funded with the Separate Account. The assets of each Separate Account Division (“divisions”) are invested in a corresponding underlying mutual fund. The divisions available through the Contract are:

American Century Variable Portfolios, Inc. — Class I	Principal Variable Contracts Funds, Inc. — Class 1 (cont.)
• Income & Growth	• Principal LifeTime 2020 Account(2)
Fidelity Variable Insurance Products	• Principal LifeTime 2030 Account(2)
• Government Money Market Portfolio — Initial Class(1)	• Principal LifeTime 2040 Account(2)
• MidCap Portfolio — Service Class	• Principal LifeTime 2050 Account(2)
Principal Variable Contracts Funds, Inc. — Class 1	• Principal LifeTime Strategic Income Account(2)
• Core Plus Bond Account	• Real Estate Securities Account
• Diversified International Account	• Short-Term Income Account
• Government & High Quality Bond Account	• SmallCap Account
• LargeCap Growth Account I	• Strategic Asset Management Balanced(2)
• LargeCap S&P 500 Index Account	• Strategic Asset Management Conservative Balanced(2)
• LargeCap Value Account	• Strategic Asset Management Conservative Growth(2)
• MidCap Account(3)	• Strategic Asset Management Flexible Income(2)
• Principal Capital Appreciation Account	• Strategic Asset Management Strategic Growth(2)
• Principal LifeTime 2010 Account(2)

(1)	All references to the Money Market Division in this prospectus will mean the Fidelity VIP Government Money Market Division.

(2)	This underlying mutual fund is a fund of funds and expenses may be higher due to the tiered level of expenses.

(3)	Effective August 16, 2013, the MidCap Account is no longer available to customers with an application signature date on or after August 16, 2013.
These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This prospectus is valid only when accompanied by the current prospectuses for the underlying mutual funds. These prospectuses should be kept for future reference.
The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

GLOSSARY

accumulated value – an amount equal to the sum of your Contract’s value in the divisions.

accumulation period – the period of time from the contract date to the annuitization date.

anniversary – the same date and month of each year following the contract date.

annuitant – the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the owner.

annuitization – application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.

annuitization date – the date all of the owner’s accumulated value is applied to an annuity benefit payment option.

contract date – the date that the Contract is issued and which is used to determine contract years.

contract year – the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is June 5, 2012, the first contract year ends on June 4, 2013, and the first contract anniversary is June 5, 2013).

data page – that portion of the Contract which contains the following: owner and annuitant data (names, gender, annuitant age); the contract date; maximum annuitization date; and contract charges and limits.

division – a part of the Separate Account which invests in shares of an underlying mutual fund (referred to in the marketing materials as “sub-account”).

joint annuitant – one of the annuitants on whose life the annuity benefit payment is based. Any reference to the death of the annuitant means the death of the first annuitant to die.

joint owner – an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.

non-qualified contract – a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA, or Tax Sheltered Annuity.

notice – any form of communication received by us, at the home office, either in writing or in another form approved by us in advance.

Your notices may be mailed to us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382

owner – the person, including joint owner, who owns all the rights and privileges of this Contract.

partial annuitization – application of a portion of the accumulated value to an annuity benefit payment option.

premium payments – the gross amount contributed to the Contract.

qualified plans – retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.

surrender charge – the charge deducted upon certain partial surrenders or upon a total surrender of the Contract within the first three contract years.

surrender value – accumulated value less any applicable surrender charge, transaction fee, transfer fee and any premium or other taxes.

transfer – moving all or a portion of your accumulated value to or from one division or among several divisions. Simultaneous transfers are considered to be one transfer for purposes of calculating the transfer fee, if any.

underlying mutual fund – a registered open-end investment company, or a separate portfolio thereof, in which a division invests.

unit – the accounting measure used to calculate the value of a division.

unit value – a measure used to determine the value of an investment in a division.

valuation date – each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.

valuation period – the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T., on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.

we, our, us - Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.

you, your – the owner of this Contract, including any joint owner.

SUMMARY OF EXPENSE INFORMATION
The tables below describe the fees and expenses that you will pay when buying, owning and surrendering the Contract.
The following table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options.

Contract owner transaction expenses
Sales charge	• none
Maximum surrender charge(1)	• 3%
Transaction Fees
• guaranteed maximum	• the lesser of $30 or 2% of each unscheduled partial surrender after the twelfth in a contract year
• current	• zero
Transfer Fee(2)
• guaranteed maximum	• the lesser of $25 or 2% of each unscheduled transfer after the first in a contract year
• current	• zero
State Premium Taxes (vary by state)
• maximum(3)	• 3.5% of premium payments made
• current	• zero

(1)

Table of Surrender Charges
Contract Year	Surrender Charge
1	3%
2	2%
3	1%
4 and later	0%

(2)
Please note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements permitted or mandated under rules and/or regulations adopted by federal and/or state regulators which impose additional transfer fees and/or restrictions on transfers.

(3)	We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. The highest current premium tax rate is 3.5%.
The following table describes the fees and expenses that are deducted periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

Periodic Expenses
Separate Account Annual Expenses (as a percentage of accumulated value)
• guaranteed maximum Mortality and Expense Risks Charge Separate Account Administration Charge Total Separate Account Annual Expenses	1.25% 0.15% 1.40%
• current Mortality and Expense Risks Charge Separate Account Administration Charge Total Separate Account Annual Expenses	0.95% 0.00% 0.95%

This table shows the minimum and maximum total operating expenses, charged by the underlying mutual funds, that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2016
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.25%	1.00%

The annual fees and expenses charged by each underlying mutual fund are shown in each fund’s current prospectus.
Example
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs are imposed on any portion of the Contract that you have not annuitized and include contract owner transaction expenses, Separate Account annual expenses, and underlying mutual fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below.
The example reflects the current charges imposed if you were to purchase the Contract. This example also reflects the minimum and maximum annual underlying mutual fund operating expenses as of December 31, 2016 (without voluntary waivers of fees by the underlying funds, if any). This example assumes:
•    a $10,000 investment in the Contract for the time periods indicated; and
•    a 5% return each year.

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract				If you fully annuitize your contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (1.00%)	$514	$824	$1,242	$2,653	$236	$726	$1,242	$2,653	$236	$726	$1,242	$2,653
Minimum Total Underlying Mutual Fund Operating Expenses (0.25%)	$443	$603	$867	$1,888	$163	$503	$867	$1,888	$163	$503	$867	$1,888
SUMMARY
This prospectus describes an individual flexible premium variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including:

•	non-qualified arrangements; and

•
qualified arrangements (for example, Individual Retirement Annuities (“IRAs”), Simplified Employee Pension plans (“SEPs”) and Savings Incentive Match Plan for Employees (“SIMPLE”) IRAs adopted according to Section 408 of the Internal Revenue Code (see FEDERAL TAX MATTERS - IRA, SEP and SIMPLE-IRA and Rollover IRAs). The Contract does not provide any additional tax deferral if you purchase it to fund an IRA or other investment vehicle that already provides tax deferral.

For information on how to purchase the Contract, please see THE CONTRACT – To Buy a Contract.
This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.

Investment Limitations

•	The initial premium payment must be $10,000 or more.

•	Each subsequent premium payment must be at least $500.

•
If you are a member of a retirement plan covering three or more persons and premium payments are made through an automatic investment program, the initial and subsequent premium payments for the Contract must average at least $100 and not be less than $50.

You may allocate your net premium payments to the divisions, a complete list of which may be found in the Table of Divisions later in this prospectus. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.
Transfers (See Division Transfers and Total and Partial Surrenders for additional restrictions.)
During the accumulation period,
•a dollar amount or percentage of transfer must be specified; and
•a transfer may occur on a scheduled or unscheduled basis.
After you fully annuitize the accumulated value, transfers are not permitted.
Surrenders (See Surrenders and Total and Partial Surrenders)
During the accumulation period:

•	a dollar amount must be specified;

•	surrendered amounts may be subject to a surrender charge;

•	during a contract year, partial surrenders less than the earnings in the Contract or 10% of premium payments are not subject to a surrender charge; and

•	surrenders before age 59½ may involve an income tax penalty (see FEDERAL TAX MATTERS).
After you fully annuitize the accumulated value, surrenders are not permitted.
Charges and Deductions (see CHARGES AND DEDUCTIONS)

•	There is no sales charge on premium payments.

•	A contingent deferred surrender charge is imposed on certain total or partial surrenders.

•
An annual mortality and expense risks charge equal to an annual rate of 0.95% of the accumulated value is imposed daily. We guarantee that this charge will not exceed an annual rate of 1.25% of the accumulated value.

•	The daily separate account administration charge currently is zero. We reserve the right to assess a charge not to exceed an annual rate of 0.15% of the accumulated value.

•	Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from premium payments or accumulated value.
Annuity Benefit Payments

•	You may choose from several fixed annuity benefit payment options which are described in The Annuitization Period - Annuity Benefit Payment Options.

•	You may choose to fully annuitize your Contract starting on your selected annuitization date.

•	You may elect to partially annuitize your Contract prior to the annuitization date by sending us notice.
Annuity benefits payments are made to the owner or at the owner’s direction. You should carefully consider the tax implications of each annuity benefit payment option (see Annuity Benefit Payment Options and FEDERAL TAX MATTERS).
Death Benefit

•	If the owner dies before the annuitization date, a death benefit is payable to the beneficiary of the Contract.

•	The death benefit may be paid as either a single payment or under an annuity benefit payment option (see Death Benefit).
If the annuitant dies on or after the annuitization date, payments to the beneficiary will continue only as provided by the annuity benefit payment option in effect.

Examination Offer Period (free look) (see Right to Examine the Contract (free look)

•	You may return the Contract during the examination offer period which is generally 10 days from the date you receive the Contract. The examination offer period may be longer in certain states.

•	We return all premium payments if required by state law. Otherwise we return accumulated value.
THE PRINCIPAL FREEDOM VARIABLE ANNUITY 2
The Principal Freedom Variable Annuity 2 is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss rather than the Company. The accumulated value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.
Based on your investment objectives, you direct the allocation of premium payments and accumulated values. There can be no assurance that your investment objectives will be achieved.
THE COMPANY
The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. Our home office is located at: Principal Financial Group, Des Moines, Iowa 50392. We are a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.
On June 24, 1879, we were incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. We became a legal reserve life insurance company and changed our name to Bankers Life Company in 1911. In 1986, we changed our name to Principal Mutual Life Insurance Company. In 1998, we became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in our current organizational structure.
THE SEPARATE ACCOUNT
Principal Life Insurance Company Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the purchase payments you make to us.
The Separate Account is not affected by the rate of return of our General Account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses.
The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.
The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of your purchase payments.
In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Contract and rider charges, may be negative even though the underlying money market fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract value to a Money Market division or participate in a scheduled automatic transfers program or Automatic Portfolio Rebalancing program where the Contract value is allocated to a Money Market division, that portion of your Contract value allocated to the Money Market division may decrease in value.

NOTE:	All references to the Money Market division in this prospectus will mean the Fidelity VIP Government Money Market Division.

THE UNDERLYING MUTUAL FUNDS
The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.
We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.
The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.
The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives and a listing of the advisor and, if applicable, sub-advisor for each division.
Deletion or Substitution of Divisions
We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).
If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.
If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).
We also reserve the right to establish additional divisions, each of which would invest in a separate underlying mutual fund with a specified investment objective.
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of owners.
We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE:	Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

THE CONTRACT
The following descriptions are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any qualified plan which is to be funded by the Contract. Qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
To Buy a Contract
If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable and meets all other regulatory requirements, the Contract is issued. If the completed application is received in proper order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at the home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.
The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.
Premium Payments

•	The initial premium payment must be at least $10,000.

•
If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.

•
Subsequent premium payments must be at least $500 and can be made until the annuitization date (we reserve the right to change the minimum subsequent premium payment amount but it will not be greater than $1,000).

•
Premium payments are to be made via personal or financial institution check (for example, a bank or cashiers check). We reserve the right to refuse any premium payment that we feel presents a money laundering risk. Examples of the types of premium payments we will not accept are cash, money orders, starter checks, travelers checks, credit card checks, and foreign checks.

•	No premium payments will be permitted after the annuitization date.

•	If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
The total of all premium payments may not be greater than $2,000,000 without our prior approval.
Right to Examine the Contract (free look)
It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.
Although we currently allocate your initial premium payments to the investment options you have selected, we reserve the right to allocate initial premium payments to the Money Market Division during the examination offer period. In California, for owners age 60 or older, we allocate initial premium payments to the Money Market Division unless you elect to immediately invest in the allocations you selected. If your premium payments were allocated to the Money Market Division, after the free look period ends, your accumulated value will be converted into units of the division(s) according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.

If you properly exercise your free look, we will rescind the Contract and we will pay you a refund of your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending on the state in which the Contract was issued, any applicable fees and charges. The amount returned to you may be higher or lower than the premium payment(s) applied during the examination offer period.
Some states require us to return to you the amount of your premium payment(s); if so, we will return the greater of your premium payments or your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.
If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:

•	the total premium payment(s) made; or

•
your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

If the purchase of this Contract is a replacement for another annuity contract or a life insurance policy, different examination offer periods may apply. We reserve the right to keep the initial premium payment in the Money Market Division longer than 10 days to correspond to the examination offer periods of a particular state’s replacement requirements.
To return a Contract, you must send notice to us or to the registered representative who sold it to you before the close of business on the last day of the examination offer period.
You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.
THE ACCUMULATION PERIOD
The Value of Your Contract
There is no guaranteed minimum accumulated value. As owner of the Contract, you bear the investment risk.
The accumulated value reflects the investment experience of the divisions that you choose. The value also reflects your premium payments, partial surrenders, surrender charges, partial annuitizations and Contract expenses.
The value of each division changes from day to day. At the end of any valuation period, your Contract’s value in a division is:

•	the number of units you have in a division multiplied by

•	the unit value of the division.
The number of units is the total of units purchased by allocations to the division from:

•	your initial premium payments;

•	subsequent premium payments; and

•	transfers from another division.
minus units sold

•	for partial surrenders and/or partial annuitizations from the division;

•	as a part of a transfer to another division; and

•	to pay contract charges and fees.
Unit values are calculated each valuation date at the close of normal trading of the NYSE. The unit value of a division is calculated by multiplying the unit value from the previous valuation date by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

A division’s net investment factor measures the performance of that division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:

•	a = the share price (net asset value) of the underlying mutual fund at the end of the valuation period;

•	b = the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;

•	c = the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and

•	d = the total Separate Account annual expenses.

*
When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

The Separate Account annual expenses are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.
Premium Payments

•	On your application, you direct how your premium payments will be allocated to the divisions.

•	Allocations may be in percentages which must be in whole numbers and total 100%.

•	Subsequent premium payments are allocated according to your then current allocation instructions.

•	Changes to the allocation instructions are made without charge.
•A change is effective on the next valuation period after we receive your new instructions.
•You can change the current allocations and future allocation instructions by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2087; or
•visiting www.principal.com.

•
Changes to premium payment allocations do not result in the transfer of any existing division accumulated values. You must provide specific instructions to transfer existing division accumulated values.

•	Premium payments are credited on the basis of unit value next determined after we receive a premium payment.

•
If no premium payments are made during two consecutive calendar years and the accumulated value is less than $2,000, we reserve the right to terminate the Contract (see GENERAL INFORMATION - Reservation of Rights).

Division Transfers
•You may request an unscheduled transfer or set up a scheduled transfer by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2087; or
•visiting www.principal.com.
•You must specify the dollar amount or percentage to transfer from each division.
•The minimum transfer amount is the lesser of $100 or the value of your division.
In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.
Unscheduled Transfers

•	You may make unscheduled division transfers from one division to another division.

•	The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.

•	We reserve the right to impose a fee of the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year.

Limitations on Unscheduled Transfers
We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:

•	requiring a minimum time period between each transfer;

•	imposing a transfer fee;

•	limiting the dollar amount that an owner may transfer at any one time; or

•	not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.
Scheduled Transfers (Dollar Cost Averaging)

•	You may elect to have transfers made on a scheduled basis.

•	There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.

•	You must specify the dollar amount of the transfer.

•	You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annually or annually).

•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•	If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.

•	Transfers continue until your value in the division is zero or we receive notice to stop the transfers.

•	We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.
Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your premium payments to divisions over a longer period of time. This allows you to reduce the risk of investing most of your premium payments at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5
Total	$600	$120.00	33

In the example above, the average share price is $20.00 (total of share prices ($120.00) divided by number of purchases (6)). The average share cost is $18.18 (amount invested ($600.00) divided by number of shares purchased (33)).
Partial Annuitization
At any time prior to the annuitization date, you may annuitize a portion of your accumulated value by sending us written notice. The minimum partial annuitization amount is $2,000. Any partial annuitization request that would reduce the accumulated value to less than $5,000 is treated as a request for full annuitization. For more information regarding partial annuitization, see The Annuity Benefit Payment Period—Annuity Benefit Payment Options.

Automatic Portfolio Rebalancing (APR)

•	APR allows you to maintain a specific percentage of your accumulated value in specified divisions over time.

•	You may elect APR at any time after the examination offer period has expired.

•	APR is not available if you have arranged scheduled transfers from the same division.

•	There is no charge for APR transfers and no charge for participating in the APR program.

•	APR may be done on the frequency you specify:
•quarterly (on a calendar year or contract year basis); or
•semiannually or annually (on a contract year basis).

•	You may rebalance by:
•mailing your instructions to us,
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2087; or
•visiting www.principal.com.
Divisions are rebalanced at the end of the valuation period during which we receive your request.

Example:
You elect APR to maintain your accumulated value with 50% in the LargeCap Value Division and 50% in the Bond & Mortgage Securities Division. At the end of the specified period, 60% of the accumulated value is in the LargeCap Value Division, with the remaining 40% in the Bond & Mortgage Securities Division. By rebalancing, units from the LargeCap Value Division are sold and invested in the Bond & Mortgage Securities Division so that 50% of the accumulated value is once again in each Division.

Telephone and Internet Services
If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
•make premium payment allocation changes;
•set up Dollar Cost Averaging (DCA) scheduled transfers;
•make transfers; and
•make changes to APR.
Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (name, address, security phrase, password, daytime telephone number, social security number and/or birth date) and sending written confirmation to your address of record.
Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.
If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.
We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice if we modify or terminate telephone service or internet services. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.
Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.

If you elect telephone privileges, instructions

•	may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open).

•	are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).

•	are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.
Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.
If you register for internet privileges, instructions

•	are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).

•	are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.
Surrenders
Prior to the annuitization date, you may surrender your Contract by providing us notice. Surrender requests may be sent to us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382
A surrender charge is generally imposed on surrenders in the first three contract years. However during the first three contract years, you may partially surrender a certain amount without a charge (see Free Surrender Privilege).
Surrenders result in the redemption of units. You receive the value of the redeemed units minus any applicable surrender charges. The unit values are determined as of the end of the valuation period in which we receive your request. Surrenders are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see Delay of Payments). Surrenders before age 59½ may involve an income tax penalty (see FEDERAL TAX MATTERS).
You may specify surrender allocation percentages with each partial surrender request. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see Surrender Charge).
Total Surrender

•	You may surrender the Contract at any time before the annuitization date.

•	You receive the cash surrender value as of the end of the valuation period during which we receive your surrender request. The Contract is then terminated.

•	The cash surrender value is your accumulated value minus any applicable surrender charges.

•	The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.

•	We reserve the right to require you to return the Contract.
Unscheduled Partial Surrender

•	Prior to the annuitization date, you may surrender a part of your accumulated value.

•	You must specify the dollar amount of the unscheduled partial surrender (which must be at least $100).

•	The unscheduled partial surrender is effective as of the end of the valuation period during which we receive your written request for the unscheduled partial surrender.

•	The unscheduled partial surrender is deducted from your divisions according to your surrender allocation percentages.

•	If surrender allocation percentages are not specified, we use your premium payment allocation percentages.

•	We surrender units from your divisions to equal the dollar amount of the unscheduled partial surrender request plus any applicable surrender charge and transaction fee, if any.

•
The accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).

Scheduled Partial Surrender

•	You may elect partial surrenders from any of the divisions on a scheduled basis.

•	Your accumulated value must be at least $5,000 when the scheduled partial surrenders begin.

•	You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th, 30th or 31st).

•	If the selected date is not a valuation date, the surrender is completed on the next valuation date.

•	All scheduled partial surrenders occurring on the Contract anniversary are reflected in the values for the prior year.

•	We surrender units from your divisions to equal the dollar amount of the scheduled partial surrender request plus any applicable surrender charge.

•	The scheduled partial surrenders continue until your value in the division is zero or we receive notice to stop the scheduled partial surrenders.
Death Benefit
The following table illustrates the various situations and the resulting death benefit payment if you die before the annuitization date.

If you die and . . .	And . . .	Then . . .
You are the sole owner	Your spouse is not named as a primary beneficiary
The beneficiary(ies) receives the death benefit under the
Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survives you, the death benefit is paid to your estate in a single payment.

Upon your death, only your beneficiary’s(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are the sole owner	Your spouse is named as a primary beneficiary
Your spouse may either
a. elect to continue the Contract; or
b. receive the death benefit under the Contract.

All other beneficiaries receive the death benefit under the
Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survives you, the death benefit is paid to your estate in a single payment.

Unless your spouse elects to continue the Contract, only your spouse’s and any other beneficiary’s(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is not your spouse
The surviving owner receives the death benefit under the
Contract.

Upon your death, only the surviving owner’s right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is your spouse
Your spouse may either
a. elect to continue the Contract; or
b. receive the death benefit under the Contract.

Unless the surviving spouse owner elects to continue the
Contract, upon your death, only your spouse’s right to the death benefit will continue; all other rights and benefits under the rider and the Contract will terminate.

If . . .	And . . .	Then . . .
The annuitant dies	The owner is not a natural person
The beneficiary(ies) receives the death benefit under the Contract.

If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survives the annuitant, the death benefit is paid to the owner.

Upon the annuitant’s death, only the beneficiary’s(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.
No surrender charge applies when a death benefit is paid.
Death Benefit
The amount of the death benefit is the greatest of a, b or c where:

•	a = the accumulated value on the date we receive proof of death and all required documents;

•
b =    the total of premium payments minus an adjustment for each partial surrender (and any applicable fees and surrender charges) and each partial annuitization made prior to the date we receive proof of death and all required documents; and

•
c =    is the highest accumulated value on any contract anniversary that is wholly divisible by seven (for example, contract anniversary 7, 14, 21, 28, etc.) plus any premium payments since that contract anniversary and minus an adjustment for each partial surrender (and any applicable fees and surrender charges) and each partial annuitization made after that contract anniversary.

The adjustment for each partial surrender (and any applicable fees and surrender charges) and for each partial annuitization made prior to the date we receive proof of death and all required documents is equal to (x divided by y) multiplied by z, where:

•	x = the amount of the partial surrender (and any applicable fees and surrender charges) or the partial annuitization;

•	y = the accumulated value immediately before the partial surrender or the partial annuitization; and

•	z = is the amounts determined in b or c above immediately prior to the partial surrender or partial annuitization

Example:
Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of the accumulated value). For purposes of calculating the death benefit, the adjustment included in the calculation for b & c above is 20%.

Payment of Death Benefit
The death benefit is usually paid within five business days of our receiving all documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see Delay of Payments). We pay interest (as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity benefit payment option.

NOTE:	Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.
The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. After payment of all of the death benefit, the Contract is terminated.

The Annuitization Period
Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date later than the maximum annuitization date found on the data page. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data page.
Full Annuitization
You may annuitize your Contract at any time by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The contract would then be canceled. You may select when you want the payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instruction).
Once payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once payments begin, you may not surrender or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.
Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity benefit payment commencement date.
Partial Annuitization
At any time prior to the annuitization date, you may annuitize a portion of your accumulated value by sending us a written notice and selecting an annuity benefit payment option. The minimum amount that may be applied to an annuity benefit payment option is $2,000. Any partial annuitization request that would reduce the accumulated value to less than $5,000 is treated as a request for full annuitization.

•	We redeem units from your divisions to equal the dollar amount of the partial annuitization request.

•	No surrender charge is imposed on the partial annuitization.

•	The redemption is effective as of the end of the valuation period during which we receive your request.

•	If you do not specify surrender allocation percentages, we use your premium payment allocation percentages.
You may select one of the annuity benefit payment options listed below. Once annuity benefit payments begin under the annuity benefit payment option you selected, the annuity benefit payment option may not be changed. In addition, once annuity benefit payments begin you may not surrender or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.
Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized.
You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to take any total or partial surrenders after the annuitization date.
The amount of the fixed annuity benefit payment depends on:

•	the amount of accumulated value applied to the annuity benefit payment option;

•	the annuity benefit payment option selected; and

•	the age and gender of the annuitant and joint annuitant, if any (unless the fixed period income option is selected).
Annuity benefit payments are determined in accordance with annuity tables and other provisions contained in the Contract. The annuity benefit payment tables contained in this Contract are based on the Annuity 2000 Mortality Table. These tables are guaranteed for the life of the Contract. The amount of the initial payment is determined by applying all or a portion of the accumulated value as of the date of the application to the annuity table for the annuitant’s annuity benefit option, gender, and age.

Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial annuitization must be in writing and may not be changed after payments begin. Your election of an annuity benefit payment option for any portion not annuitized may be changed by written request prior to the annuitization date. If you do not elect an annuity benefit payment option, we will automatically apply:

•	for Contracts with one annuitant - Life Income with annuity payments guaranteed for a period of 10 years.

•	for Contracts with joint annuitants - Joint and Full Survivor Life Income with annuity payments guaranteed for a period of 10 years.
The available annuity benefit payment options for both full and partial annuitizations include:

•
Fixed Period Income - Level payments are made for a fixed period. You may select from a range of 5 to 30 years (state variations may apply). If the annuitant dies before the fixed period expires, payments continue to you or the person(s) you designate until the end of the period. Payments stop after all guaranteed payments are made.

•
Life Income - Level payments are made during the annuitant’s lifetime only. NOTE: There is no death benefit value remaining or further payments when the annuitant dies. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date.

•
Life Income with Period Certain - Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

•
Joint and Survivor - Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date. NOTE: There is no death benefit value remaining or future payments after both annuitants have died.

•
Joint and Survivor with Period Certain - Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

Other annuity benefit payment options may be available with our approval.
Supplementary Contract
When you annuitize all or a portion of your Contract’s accumulated value, we issue a supplementary fixed annuity contract that provides an annuity benefit payment based on the amount you have annuitized and the annuity benefit payment option that you have selected. The date of the first annuity payment under the supplementary contract is the effective date of that supplementary contract unless you select a date for the first payment that is later than the supplementary contract effective date. The first annuity benefit payment must be made within one year of the supplementary contract effective date.
Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 70½ The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity payment option or take other distributions from the Contract.

Additional rules apply to distributions under non-qualified contracts (see Required Distributions for Non-Qualified Contracts).
Death of Annuitant (during the annuity benefit payment period)
If the annuitant dies during the annuity benefit payment period, remaining payments are made to the owner throughout the guarantee period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining payments are made to the contingent owner. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.
CHARGES AND DEDUCTIONS
Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the charge is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Premium Tax.
In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.
Mortality and Expense Risks Charge
We assess each division with a daily charge for mortality and expense risks. Currently, the annual rate of the charge is 0.95% of the accumulated value. We guarantee that this charge will not exceed an annual rate of 1.25% of the accumulated value. This charge is assessed only prior to the annuitization date. The charge is assessed daily when the value of a unit is calculated.
We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.
The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administration charges.
If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company.
Transaction Fee
We reserve the right to charge a transaction fee of the lesser of $30 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. The transaction fee would be deducted from the accumulated value remaining in the division(s) from which the amount is surrendered, on a pro rata basis.
Transfer Fee
We also reserve the right to charge a transfer fee of the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year. The transfer fee would be deducted from the division(s) from which the amount is transferred, on a pro rata basis.
Premium Taxes
We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from a premium payment when we receive it or the accumulated value either when you request a surrender (total or partial) or you request application of the accumulated value (full or partial) to an annuity benefit payment option. Premium taxes currently range from 0% to 3.50%.
Surrender Charge
No sales charge is collected or deducted when premium payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which include profit, if any, from the mortality and expense risks charge.

The applicable percentage applied during each contract year is determined by the following table.

Table of Surrender Charges
Contract Year	Surrender Charge
1	3%
2	2%
3	1%
4 and later	0%
For purposes of calculating surrender charges, we assume that surrenders are made in the following order:
•first from the amount of the free surrender privilege; and
•then from the amount subject to a surrender charge.

NOTE:	Partial surrenders may be subject to both the surrender charge and the transaction fee, if any.
Free Surrender Privilege
The free surrender privilege is an amount normally subject to a surrender charge that may be surrendered without a charge. The free surrender privilege is the greater of:

•	earnings in the Contract (earnings = accumulated value less unsurrendered premium payments as of the date of the surrender or partial annuitization); or

•	10% of the premium payments, decreased by any partial surrenders and any partial annuitizations since the last contract anniversary.
Any amount not taken under the free surrender privilege in a contract year is not added to the amount available under the free surrender privilege for any following contract year(s).
Unscheduled partial surrenders of the free surrender privilege may be subject to the transaction fee described above.
Waiver of Surrender Charge
The surrender charge does not apply to amounts:

•	applied under an annuity benefit payment option; or

•	paid under a death benefit; or

•	surrendered from a Contract which has been continued by a surviving spouse; or

•
distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Internal Revenue Code provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or

•	transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Waiver of Surrender Charge Rider
This Waiver of Surrender Charge rider waives the surrender charge on surrenders made after the first contract anniversary if the original owner or original annuitant has a critical need. This rider is automatically made a part of the Contract at issue. There is no charge for this rider. This rider may not be available in all states or through all broker dealers and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of this rider at any time. For more information regarding availability or features of this rider, you may contact your registered representative or call us at 1-800-852-4450.

Waiver of the surrender charge is available for critical need if the following conditions are met:

•	the original owner or original annuitant has a critical need (NOTE: A change of ownership will terminate this rider; once terminated the rider may not be reinstated); and

•	the critical need did not exist before the contract date.

•	For the purposes of this section, the following definitions apply:

•
critical need – limited to an owner’s or annuitant’s confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end.

•
health care facility – a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.

•
terminal illness – sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company. In Texas and New Jersey terminal illness is not included in the criteria for critical need.

•
total and permanent disability – a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability benefits. In New York, a different definition of total and permanent disability applies. In Oregon, total and permanent disability is not included in the criteria for critical need.

NOTE:	The waiver of surrender charge rider is not available in Massachusetts.
Separate Account Administration Charge
Currently, we do not impose a separate account administration charge. However, we reserve the right to assess each division with a daily separate account administration charge not to exceed the annual rate of 0.15% of the average daily net assets of the Separate Account divisions. This charge would only be imposed before the annuitization date. Separate account administration includes issuing the Contract, clerical, record keeping and bookkeeping services, keeping the required financial and accounting records, communicating with owners and making regulatory filings.
Special Provisions for Group or Sponsored Arrangements
Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
Group Arrangement – program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
Sponsored Arrangement – program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.
The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges or surrender charges.
Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected premium payments, total assets under management for the owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administration costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected owners and other owners with contracts funded by the Separate Account.

GENERAL PROVISIONS
The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements and data page. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.
Delay of Payments
Surrendered amounts are generally disbursed within seven calendar days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, full or partial annuitization of accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).
The right to sell shares may be suspended during any period when:

•	trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or

•	an emergency exists, as determined by the SEC, as a result of which:
•disposal by a mutual fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If payments are delayed the transfer will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days.
In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.
Misstatement of Age or Gender
If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.
Assignment
If your Contract is part of your qualified plan, IRA, SEP, or Simple IRA, you may not assign ownership.
You may assign your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.
An assignment must be made in writing and filed with us at the home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amounts paid to an assignee are treated as a partial surrender and are paid in a single payment lump sum.
The Company may refuse any assignment or transfer at any time on a non-discriminatory basis and may refuse any assignment where it believes such assignment may cause the development of a trading market.

Change of Owner or Annuitant
If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the owner or the annuitant.
You may change the owner and/or annuitant of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, the waiver of surrender charge rider is not available.
If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.
Beneficiary
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us notice. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us notice.
Contract Termination
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if you have not made a premium payment during two consecutive contract years and your accumulated value is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days. Termination of the Contract will not unfairly discriminate against any owner.
Reinstatement
Reinstatement is only available for full surrender of your Contract. You cannot reinstate a partial surrender or partial annuitization; if you return either of these amounts, they will be considered new premium payments.
If you have replaced this Contract with an annuity contract from another company and want to reinstate this Contract, the following apply:

•	the remaining surrender charge period, if any, is calculated based on the number of years since the original contract date;

•	we apply the amount received from the other company and the amount of the surrender charge you paid when you surrendered the Contract, if any;

•	these amounts are priced on the valuation date the money from the other company is received by us;

•	commissions are not paid on the reinstatement amounts; and

•	new data page is sent to your address of record.
Reports
We will mail you a statement of your current accumulated value, along with any reports required by state law, at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.
Quarterly statements reflect purchases, partial annuitizations and partial surrenders occurring during the quarter as well as the balance of units owned and accumulated values.
Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original premium payment, the Contract will be terminated and any value surrendered in accordance with normal redemption procedures.
We do not knowingly sell annuities that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.

RIGHTS RESERVED BY THE COMPANY
We reserve the right to make certain changes if, in our judgment, the changes best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.
Examples of the changes the Company may make include:

•	transferring assets in any division to another division;

•	adding, combining or eliminating a division(s);

•	substituting the units of a division for the units of another division:

•	if units of a division are no longer available for investment; or

•	if in our judgment, investment in a division becomes inappropriate considering the purposes of the Separate Account.
Frequent Trading and Market-Timing (Abusive Trading Practices)
This Contract is not designed for frequent trading or market timing activity of the divisions. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the underlying mutual funds by:

•	forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
•causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the underlying mutual funds; and

•	Increase expenses of the underlying mutual fund and separate account due to:
•increased broker-dealer commissions; and
•increased record keeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an underlying mutual fund that is a division with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;

•
Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•	Limiting the number of unscheduled transfers during a Contract year to no more than 12;

•
Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and

•	Taking such other action as directed by the underlying mutual fund.
We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

DISTRIBUTION OF THE CONTRACT
The Company has appointed Principal Securities, Inc. ("PSI") formerly Princor Financial Services Corporation (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Contract. PSI is paid 6.5% of premium payments by the Company for the distribution of the Contract. PSI also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Contracts. The 12b-1 fees for the underlying mutual funds are shown in this Contract prospectus in Summary of Expense Information.
Applications for the Contracts are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved.
The distributor and/or its affiliates provide services to and/or funding vehicles for retirement plans and employer sponsored benefit programs. The distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of distributor, if the intermediary sold the funding vehicle the retirement plan utilizes or if the intermediary subsequently became the broker of record with regard to the retirement plan. The distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of distributor with the assistance of a registered representative of an affiliate of distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
The intermediary may pay to its financial professionals some or all of the amounts the distributor and its affiliates pay to the intermediary.
PERFORMANCE CALCULATION
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.
The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles.
The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.
From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.

FEDERAL TAX MATTERS
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a tax advisor about the tax implications of taking action under a Contract or related retirement plan.
Non-Qualified Contracts
Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.

•	Premium payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person’s gross income.

•	An increase in the accumulated value of a non-qualified Contract owned by a natural person is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.

•	Generally, owners who are non-natural persons are immediately taxed on any increase in the accumulated value unless the non-natural person is acting as an agent for a natural person.
The following discussion applies generally to Contracts owned by natural persons.

•	Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.

•	The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.

•	Annuity benefit payments:

•
The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.

•	The “investment in the contract” is generally the total of the premium payments made less any tax-free return of premiums.

•	After the premium payment(s) in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.
Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of the Contract.
Required Distributions for Non-Qualified Contracts
In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal Revenue Code requires:

•
If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.

•	If you die prior to the annuitization date, the entire interest in the Contract will be distributed:

•	within five years after the date of your death; or

•
as annuity benefit payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.

•	If you take a premature distribution from the Contract, you may incur an income tax penalty, unless the distribution is:

•	made on or after you reach age 59½;

•	made to a beneficiary on or after your death;

•	made upon your disability;

•	part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your beneficiary;

•	made under an immediate annuity contract; or

•	allocable to contributions made prior to August 14, 1982.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.
If your designated primary beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code.
Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.
Tax-Free Exchanges
Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction if the same owner is on each contract in the exchange, but is reportable to the IRS.
IRA, SEP, and SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.

•	IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.

•	SEP-IRA – SEP stands for Simplified Employee Pension and is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.

•
SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employees. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.
Net Investment Income Tax Change for 2013
The Net Investment Income tax is imposed at a rate of 3.8% on net investment income for higher tax bracket individuals.
As part of the Health Care and Reconciliation Act of 2010, this tax increase may apply to individuals' net investment income with an Adjustable Gross Income over $200,000 (single filers) or $250,000 for married couples filing jointly. The tax applies to income from interest, dividends, annuities, royalties and rents not obtained in a normal trade of business. The tax may also apply to certain trusts and estates with net investment income.
Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate but may be includible for purposes of determining whether the applicable Net Investment Income Tax income limits are exceeded.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

With respect to IRAs, IRA rollovers, SEP-IRAs and SIMPLE-IRAs there is a 10% excise tax under the Internal Revenue Code on the taxable portion of a “premature distribution.” The tax penalty is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation. Generally, an amount is a “premature distribution” unless the distribution is:

•	made on or after you reach age 59½;

•	made to a beneficiary on or after your death;

•	made upon your disability;

•	part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your beneficiary;

•	made to pay certain medical expenses;

•	for health insurance premiums while unemployed;

•	for first home purchases (up to $10,000);

•	for qualified higher education expenses;

•	for qualified disaster tax relief distributions;

•	for qualified reservist distributions; or

•	for amounts levied by the IRS directly against your IRA.

For more information regarding premature distributions, please reference IRS Publication 590-B and consult your tax advisor.
Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59½ and not rolled over may be subject to an additional 10% excise tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/conversion. For more information, please see your tax advisor.
In addition, not more frequently than once every twelve months, an owner may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA providers or to Roth IRA conversions. For more information, please see your tax advisor.
Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SIMPLE-IRA or SEP-IRA may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.
Required Minimum Distributions for IRAs
The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally speaking, RMDs for IRAs must begin no later than April 1 following the close of the calendar year in which you turn 70½. Thereafter, the RMD is required no later than December 31 of each calendar year.
The RMD rules apply to traditional IRAs, as well as SEP-IRAs and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each, but the actual distribution can be satisfied from a combination of one or more of the owner’s IRAs. Roth IRAs may not be aggregated with other IRAs, but may be aggregated with other Roth IRAs.
Failure to comply with the RMD rules can result in excise tax penalty of 50% on the amount by which the RMD in any year exceeds the amount actually distributed in that year.

Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special “backup withholding” rules may require us to disregard the recipient’s election if the recipient fails to supply us with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.
MUTUAL FUND DIVERSIFICATION
The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establish standards of diversification for the investments underlying the Contracts. Under this Internal Revenue Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.
The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.
STATE REGULATION
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.
In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.
GENERAL INFORMATION
Reservation of Rights
The Company reserves the right to:

•	increase the minimum amount for each premium payment to not more than $1,000; and

•
terminate a Contract and send you the accumulated value if no premium payments are made during two consecutive calendar years and the accumulated value (or total premium payments less partial surrenders and applicable surrender charges) is less than $2,000. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

Legal Opinions
Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Karen Shaff, Executive Vice President, General Counsel and Secretary.
Legal Proceedings
There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.
Householding
To avoid sending duplicate copies of materials to owners, only one copy of the prospectus and annual and semi-annual reports for the funds will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the Contracts as well as other products sold by the Company and may influence the Financial intermediary or its registered representative to recommend the purchase of this Contract over competing annuity contracts or other investment options. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your registered representative’s broker-dealer is compensated for soliciting applications for the Contract.
We and/or our affiliates provide services to and/or funding vehicles for welfare benefit plans, retirement plans and employer sponsored benefits. We and our affiliates may pay a bonus or other consideration or incentive to brokers or dealers:

•
if a participant in such a welfare benefit or retirement plan or an employee covered under an employer sponsored benefit purchases an individual product with the assistance of a registered representative of an affiliate of ours;

•	if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of ours;

•	if the broker or dealer sold the funding vehicle the welfare benefit or retirement plan or employer sponsored benefit utilizes; or

•	based on the broker's or dealer's relationship to the welfare benefit or retirement plan or employer sponsored benefit.
The broker or dealer may pay to its financial professionals some or all of the amounts we pay to the broker or dealer.
Service Arrangements and Compensation
The Company has entered into agreements with the distributors, advisers, and/or the affiliates of some of the mutual funds underlying the Contract and receives compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Contract owners’ instructions. Because the Company receives such fees, it may be subject to competing interests in making these funds available as investment options under the Contract. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Contract. Without these payments, charges under the Contract are expected to be higher.
Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

American Century VP Income & Growth Division
Invests in:	American Century VP Income & Growth Fund – Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth by investing in common stocks. Income is a secondary objective.

Fidelity VIP Government Money Market Division
Invests in:	Fidelity VIP Government Money Market Portfolio – Initial Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity VIP Mid Cap Division
Invests in:	Fidelity VIP Mid Cap Portfolio – Service Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term growth of capital.

Core Plus Bond Division
Invests in:	Principal Variable Contracts Funds Core Plus Bond Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks to provide current income.

Diversified International Division
Invests in:	Principal Variable Contracts Funds Diversified International Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks long-term growth of capital.

Government & High Quality Bond Division
Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks a high level of current income consistent with safety and liquidity.

LargeCap Growth I Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I – Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. and Brown Advisory LLC through a sub-advisory agreement with Principal Global Investors, LLC
Investment Objective:	seeks long-term growth of capital.

LargeCap S&P 500 Index Division
Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks long-term growth of capital.

LargeCap Value Division
Invests in:	Principal Variable Contracts Funds LargeCap Value Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks long-term growth of capital.

MidCap Division (no longer available to new investors with an application signature dated on or after 08/16/2013)
Invests in:	Principal Variable Contracts Funds MidCap Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks long-term growth of capital.

Principal Capital Appreciation Division
Invests in:	Variable Contracts Funds Principal Capital Appreciation Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks to provide long-term growth of capital.

Principal LifeTime 2010 Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2020 Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2030 Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2040 Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2050 Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime Strategic Income Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks current income, and as a secondary objective, capital appreciation.

Real Estate Securities Division
Invests in:	Principal Variable Contracts Funds Real Estate Securities Account – Class 1
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Global Investors, LLC
Investment Objective:	seeks to generate a total return.

Short-Term Income Division
Invests in:	Principal Variable Contracts Funds Short-Term Income Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

SmallCap Division
Invests in:	Principal Variable Contracts Funds SmallCap Account – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks long-term growth of capital.

SAM Balanced Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios – Balanced Portfolio – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:
seeks to provide a high level of total return (consisting of reinvested income and capital appreciation), as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and medium level of capital growth, while exposing them to a medium level of principal risk.

SAM Conservative Balanced Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios – Conservative Balanced Portfolio – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:
seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

SAM Conservative Growth Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios – Conservative Growth Portfolio – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:
seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

SAM Flexible Income (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios – Flexible Income Portfolio – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:
seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

SAM Strategic Growth Division (This underlying mutual fund is a fund of funds.)
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios – Strategic Growth Portfolio – Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:
seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Registration Statement

This prospectus (Part A of the registration statement) omits some information contained in the Statement of Additional Information (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (including the Statement of Additional Information and Part C of the registration statement) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the Contract are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street NE, Washington, D.C. 20549-0102.

The registration number for the Contract is 333-128079.

Customer Inquiries
Your questions should be directed to us: Principal Freedom Variable Annuity 2, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450.
TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
PRINCIPAL UNDERWRITER	3
CALCULATION OF PERFORMANCE DATA	3
TAXATION UNDER CERTAIN RETIREMENT PLANS	5

Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	9
Financial Statements	10

Principal Life Insurance Company
Report of Independent Auditors	233
Financial Statements	234

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Principal Securities, Inc.
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

CONDENSED FINANCIAL INFORMATION
Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
American Century VP Income & Growth
2016	$15.532	$17.460	12.41%	2
2015	16.614	15.532	-6.51	6
2014	14.909	16.614	11.44	8
2013	11.082	14.909	34.53	4
2012	9.750	11.082	13.66	4
2011	9.546	9.750	2.14	4
2010	8.443	9.546	13.06	5
2009	7.217	8.443	16.99	9
2008	11.139	7.217	-35.21	13
2007	11.253	11.139	-1.01	14
Core Plus Bond
2016	13.159	13.567	3.10	24
2015	13.349	13.159	-1.42	25
2014	12.806	13.349	4.24	27
2013	13.040	12.806	-1.79	30
2012	12.242	13.040	6.52	41
2011	11.542	12.242	6.06	34
2010	10.436	11.542	10.59	40
2009	8.713	10.436	19.78	39
2008	10.606	8.713	-17.85	59
2007	10.355	10.606	2.42	43
Diversified International
2016	12.221	12.148	-0.60	28
2015	12.381	12.221	-1.29	30
2014	12.914	12.381	-4.13	37
2013	10.976	12.914	17.66	42
2012	9.356	10.976	17.32	46
2011	10.599	9.356	-11.73	73
2010	9.411	10.599	12.62	79
2009	7.372	9.411	27.66	83
2008	13.839	7.372	-46.73	87
2007	12.035	13.839	14.99	107
Fidelity VIP Government Money Market
2016(1)	10.000	9.934	-0.66	22
Fidelity VIP MidCap
2016	10.402	11.552	11.06	49
2015	10.661	10.402	-2.43	7
2014(2)	10.000	10.661	6.61	7

Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Government & High Quality Bond
2016	$12.320	$12.424	0.84%	17
2015	12.340	12.320	-0.16	19
2014	11.856	12.340	4.08	22
2013	12.093	11.856	-1.96	27
2012	11.749	12.093	2.93	27
2011	11.166	11.749	5.22	25
2010	10.650	11.166	4.85	28
2009	10.098	10.650	5.47	1
2008(3)	10.000	10.098	0.98	-
LargeCap Growth I
2016	18.853	18.911	0.31	5
2015	17.660	18.853	6.76	9
2014	16.415	17.660	7.58	11
2013	12.173	16.415	34.85	7
2012	10.560	12.173	15.27	8
2011	10.696	10.560	-1.27	9
2010	9.028	10.696	18.47	9
2009	5.968	9.028	51.27	10
2008	10.144	5.968	-41.17	11
2007	9.561	10.144	6.10	8
LargeCap S&P 500 Index
2016	17.332	19.158	10.54	28
2015	17.301	17.332	0.18	28
2014	15.417	17.301	12.22	31
2013	11.787	15.417	30.80	34
2012	10.303	11.787	14.40	36
2011	10.224	10.303	0.77	57
2010	9.001	10.224	13.59	62
2009	7.194	9.001	25.12	72
2008	11.546	7.194	-37.69	75
2007	11.086	11.546	4.15	61
LargeCap Value
2016	15.381	16.481	7.15	25
2015	15.700	15.381	-2.03	26
2014	14.257	15.700	10.12	23
2013	11.002	14.257	29.59	25
2012	9.367	11.002	17.45	30
2011	9.346	9.367	0.22	48
2010	8.271	9.346	13.00	52
2009	7.180	8.271	15.19	56
2008	11.180	7.180	-35.78	61
2007	11.298	11.180	-1.04	48

Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
MidCap
2016	$24.265	$26.528	9.33%	26
2015	24.101	24.265	0.68	30
2014	21.534	24.101	11.92	29
2013	16.233	21.534	32.66	33
2012	13.720	16.233	18.31	35
2011	12.791	13.720	7.26	57
2010	10.405	12.791	22.93	68
2009	7.853	10.405	32.50	36
2008	11.999	7.853	-34.55	36
2007	11.068	11.999	8.41	27
Principal Capital Appreciation
2016	16.683	18.031	8.08	2
2015	16.484	16.683	1.21	3
2014	14.798	16.484	11.39	3
2013	11.262	14.798	31.40	3
2012	9.989	11.262	12.74	4
2011	10.071	9.989	-0.81	7
2010	8.810	10.071	14.31	7
2009	6.851	8.810	28.59	7
2008	10.381	6.851	-34.00	7
2007(4)	10.000	10.381	3.81	2
Principal LifeTime 2010
2016	13.250	13.814	4.26	79
2015	13.535	13.250	-2.11	84
2014	13.038	13.535	3.81	113
2013	11.875	13.038	9.79	176
2012	10.724	11.875	10.73	181
2011	10.672	10.724	0.49	223
2010	9.456	10.672	12.86	322
2009	7.633	9.456	23.88	338
2008	11.153	7.633	-31.56	404
2007	10.854	11.153	2.75	326
Principal LifeTime 2020
2016	14.136	14.808	4.75	260
2015	14.434	14.136	-2.06	306
2014	13.780	14.434	4.75	326
2013	11.991	13.780	14.92	343
2012	10.549	11.991	13.67	376
2011	10.765	10.549	-2.01	427
2010	9.446	10.765	13.96	491
2009	7.479	9.446	26.30	512
2008	11.469	7.479	-34.79	568
2007	11.042	11.469	3.87	535

Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Principal LifeTime 2030
2016	$14.217	$14.908	4.86%	161
2015	14.505	14.217	-1.99	175
2014	13.807	14.505	5.06	202
2013	11.711	13.807	17.90	211
2012	10.230	11.711	14.48	231
2011	10.562	10.230	-3.14	255
2010	9.240	10.562	14.31	295
2009	7.275	9.240	27.01	308
2008	11.553	7.275	-37.03	381
2007	11.007	11.553	4.96	255
Principal LifeTime 2040
2016	14.562	15.211	4.46	22
2015	14.827	14.562	-1.79	20
2014	14.094	14.827	5.20	25
2013	11.616	14.094	21.33	24
2012	10.048	11.616	15.60	22
2011	10.477	10.048	-4.09	20
2010	9.133	10.477	14.72	28
2009	7.117	9.133	28.33	30
2008	11.620	7.117	-38.75	41
2007	11.011	11.620	5.53	44
Principal LifeTime 2050
2016	14.591	15.259	4.58	11
2015	14.833	14.591	-1.63	11
2014	14.099	14.833	5.21	11
2013	11.497	14.099	22.63	14
2012	9.915	11.497	15.95	14
2011	10.420	9.915	-4.85	11
2010	9.052	10.420	15.11	11
2009	7.028	9.052	28.80	14
2008	11.640	7.028	-39.62	19
2007	11.022	11.640	5.61	19
Principal LifeTime Strategic Income
2016	12.499	12.972	3.78	11
2015	12.740	12.499	-1.89	13
2014	12.299	12.740	3.59	61
2013	11.811	12.299	4.13	67
2012	10.875	11.811	8.61	72
2011	10.605	10.875	2.55	77
2010	9.625	10.605	10.18	78
2009	8.169	9.625	17.82	99
2008	10.835	8.169	-24.61	109
2007	10.712	10.835	1.15	152

Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Real Estate Securities
2016	$18.782	$19.693	4.85%	10
2015	18.196	18.782	3.22	11
2014	13.831	18.196	31.56	12
2013	13.413	13.831	3.12	13
2012	11.557	13.413	16.16	15
2011	10.710	11.557	7.91	17
2010	8.601	10.710	24.52	20
2009	6.736	8.601	27.69	22
2008	10.128	6.736	-33.49	26
2007	12.423	10.128	-18.47	23
Short-Term Income
2016	11.809	11.947	1.17	5
2015	11.837	11.809	-0.24	6
2014	11.747	11.837	0.77	7
2013	11.726	11.747	0.18	8
2012	11.274	11.726	4.01	19
2011	11.228	11.274	0.41	18
2010	10.879	11.228	3.21	6
2009	9.990	10.879	8.90	5
2008(3)	10.000	9.990	-0.10	-
SmallCap
2016	16.413	19.085	16.28	20
2015	16.586	16.413	-1.04	18
2014	15.963	16.586	3.90	4
2013	10.903	15.963	46.41	7
2012	9.596	10.903	13.62	8
2011	9.833	9.596	-2.41	10
2010	7.989	9.833	23.08	11
2009	6.601	7.989	21.03	11
2008	10.533	6.601	-37.33	13
2007	10.462	10.533	0.68	13
SAM Balanced
2016	14.127	14.948	5.81	153
2015	14.378	14.127	-1.75	137
2014	13.588	14.378	5.81	122
2013	11.653	13.588	16.61	131
2012	10.435	11.653	11.68	152
2011	10.431	10.435	0.04	188
2010	9.269	10.431	12.54	197
2009	7.556	9.269	22.67	199
2008	10.335	7.556	-26.89	141
2007(4)	10.000	10.335	3.35	3

Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
SAM Conservative Balanced
2016	$13.980	$14.730	5.36%	76
2015	14.225	13.980	-1.72	85
2014	13.520	14.225	5.21	104
2013	12.236	13.520	10.49	127
2012	11.110	12.236	10.13	124
2011	10.964	11.110	1.33	122
2010	9.897	10.964	10.79	113
2009	8.247	9.897	20.01	53
2008	10.307	8.247	-19.99	43
2007(4)	10.000	10.307	3.07	-
SAM Conservative Growth
2016	13.797	14.622	5.98	108
2015	14.082	13.797	-2.02	114
2014	13.233	14.082	6.42	123
2013	10.851	13.233	21.95	115
2012	9.594	10.851	13.10	103
2011	9.730	9.594	-1.40	125
2010	8.526	9.730	14.12	118
2009	6.847	8.526	24.52	125
2008	10.335	6.847	-33.75	95
2007(4)	10.000	10.335	3.35	7
SAM Flexible Income
2016	13.998	14.842	6.03	140
2015	14.319	13.998	-2.24	126
2014	13.633	14.319	5.03	121
2013	12.772	13.633	6.74	158
2012	11.655	12.772	9.58	159
2011	11.381	11.655	2.41	98
2010	10.396	11.381	9.47	47
2009	8.750	10.396	18.81	7
2008	10.243	8.750	-14.58	-
2007(4)	10.000	10.243	2.43	-
SAM Strategic Growth
2016	13.725	14.432	5.15	60
2015	14.085	13.725	-2.56	66
2014	13.084	14.085	7.65	67
2013	10.363	13.084	26.26	80
2012	9.056	10.363	14.43	72
2011	9.319	9.056	-2.82	70
2010	8.083	9.319	15.29	77
2009	6.402	8.083	26.26	75
2008	10.329	6.402	-38.02	28
2007(4)	10.000	10.329	3.29	1

(1)	Commenced operations on April 8, 2016.
(2) Commenced operations on May 17, 2014.

(3)	Commenced operations on November 24, 2008.

(4)	Commenced operations on May 1, 2007.